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                                                                                                                           Exhibit 5
                                                                                                                           ---------
                                                                                                       -----------------------------
                                                                                                       Confirmation #
Variable Annuity Application
----------------------------                                                                           -----------------------------
GE Life and Annuity Assurance Company                                                                  Please print using black ink.
====================================================================================================================================
1.   Individual Annuitant (Last, First, M.I.) (Owner will be the same unless Owner is non-natural Owner.)

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Gender [_] M   | Date of Birth (mm-dd-yyyy)         | Social Security No.               | Telephone No.
       [_] F   |                                    |                                   |
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Address
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City                                                                            | State                | Zip Code
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2.   Individual Joint Annuitant (Last, First, M.I.) (Joint Owner will be the same unless Owner is non-natural Owner.)

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Gender [_] M   | Date of Birth (mm-dd-yyyy)         | Social Security No.               | Telephone No.
       [_] F   |                                    |                                   |
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Address
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City                                                                            | State                | Zip Code
====================================================================================================================================
3.   Owner - (Complete only if Owner is non-natural; Name of Entity or Trust and Trustee)

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Date of Trust (mm-dd-yyyy)                      | Tax ID No.                                   | Telephone No.
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Address
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City                                                                            |State                |Zip Code
====================================================================================================================================
4.   Beneficiary (Last, First, M.I. or Name of Trust and Trustee)

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Allocated %                                          | [_] Primary [_] Contingent                       | Gender [_] M [_] F
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Date of Birth or Trust                           | Relationship to                             | Social Security
Date (mm-dd-yyyy)                                | Annuitant                                   | No. or Tax ID No.
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Address                                                                                       |Telephone No.
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City                                                                            | State                | Zip Code
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Beneficiary (Last, First, M.I. or Name of Trust and Trustee)

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Allocated %                                          | [_] Primary [_] Contingent                       | Gender [_] M [_] F
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Date of Birth or Trust                           | Relationship to                             | Social Security
Date (mm-dd-yyyy)                                | Annuitant                                   | No. or Tax ID No.
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Address                                                                                       | Telephone No.
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City                                                                            | State                | Zip Code
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Beneficiaries may be changed at any time by the Owner unless made irrevocable by checking this circle [_].
Use a separate sheet for additional Beneficiaries. Separate sheet must be signed by Owner.
====================================================================================================================================
Regular Mail                                    For Inquiries and/or Questions               Overnight Delivery
------------                                    ------------------------------               ------------------
GE Life and Annuity Assurance Company           Internet: www.gefinancialservice.com         GE Life and Annuity Assurance Company
Attn.: Annuity New Business                     Toll free: (800) 352-9910                    Attn.: Annuity New Business
P.O. Box 85093                                                                               6610 W. Broad Street
Richmond, VA 23285-5093                                                                      Richmond, VA 23230

18087 8/2001 GE Life and Annuity Assurance Company      Page 1 of 4
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
                                                                                                       -----------------------------
Variable Annuity Application                                                                           Confirmation #
----------------------------
GE Life and Annuity Assurance Company                                                                  -----------------------------
                                                                                                       Please print using black ink.

====================================================================================================================================
5.   Plan Information - [Annuity Name]

====================================================================================================================================
6.   Contract  [_] Non-qualified      [_] Qualified
     Type          [_] New Purchase       IRA Purchase:                             TSA 403(b) Purchase:
                   [_] 1035 Exchange          Type of IRA Requested                   Source of TSA 403(b) Funds
                                              [_] Traditional                         [_] Plan Transfer
                                              [_] Roth                                [_] Customer Rollover
                                              [_] Other ________________________      [_] New Account
                                              Source of IRA Funds:                    [_] Other ____________________________________
                                              [_] New Contribution
                                                  for Tax Year _________________    Other Qualified Purchase:
                                              [_] Transfer from IRA                   [_] Describe _________________________________
                                              [_] Direct Rollover from Plan                        _________________________________
                                              [_] Customer Rollover                                _________________________________
                                              [_] Conversion/Reconversion                          _________________________________
                                              [_] Other                                            _________________________________
====================================================================================================================================
7.   Income Payment
     Minimum Income Payment per month                          |Minimum Income Payments begin in ___________ years __________ months
     $                                                         |from contract date. (Minimum of 10 years.)
====================================================================================================================================
8.   Minimum Payout Period Options: Life with ____________ year Period Certain. (10-50 years in 5 year increments; if no option chosen, Contract will be for Life with 10 year Period Certain.)
====================================================================================================================================
9.   Purchase Payment
                                                                     ---------------------------------------------------------------
                                                                   |      |Per Month |     |                 |     |Intial Purchase|
                                                                   |      |          |     |                 |     |Payment        |
                                                                   |-----------------|     |                 |---------------------|
     A. i. Scheduled Installment ..................................|A.i.  |$         |     |                 |     |               |
                                                                   |      |          |     |                 |     |               |
                                                                   |---------------------------------------------------------------|
          ii. Less Immediate Installment ..........................|A.ii. |($       )|A.iv.|Flexible Purchase|A.iv.|$              |
                                                                   |      |          |     |Payment          |     |               |
                                                                   |---------------------------------------------------------------|
          iii.Scheduled Purchase Payment ..........................|A.iii.|$         |     |                 |     |               |
                                                                   |      |          |     |                 |     |               |
                                                                   |-----------------|     |                 |     |               |
     B. Rider Purchase Payment                                     |                 |     |                 |     |               |
        (Complete Additional Rider Application.)                   |                 |     |                 |     |               |
                                                                   |-----------------|     |                 |     |               |
          i.   [_] Disability .....................................|B.i.  |$         |     |                 |     |               |
                                                                   |                 |     |                 |     |               |
                                                                   |-----------------|     |                 |     |               |
          ii.  [_] Unemployment (For non-qualified funds only.) ...|B.ii. |$         |     |                 |     |               |
                                                                   |      |          |     |                 |     |               |
                                                                   |-----------------|     |                 |     |               |
          iii. [_] Joint Annuitant Life ...........................|B.iii.|$         |     |                 |     |               |
                   (For non-qualified funds and spouses only.)     |      |          |     |                 |     |               |
                                                                   |-----------------|     |                 |     |               |
          iv.  Total Rider Purchase Payment .......................|B.iv. |$         |     |                 |     |               |
                                                                   |      |          |     |                 |     |               |
                                                                   |-----------------------------------------|     |               |
     C. Required Monthly Purchase Payment .........................|                       |C.   |$          |     |               |
        (Sum of A.iii. and B.iv.)                                  |                       |     |           |     |               |
                                                                   |                       |---------------------------------------|
     D. Two Monthly Purchase Payments required with ...............|                       |     |     x 2 = |D.   |$              |
        application for non-qualified funds (Multiply C. by 2) ....|                       |     |           |     |               |
                                                                   |                       |---------------------------------------|
     E. Total Initial Purchase Payment ............................|                                         |E.   |$              |
        (Sum of A.iv. and D.)                                      |                                         |     |               |
                                                                   |                                         |---------------------|
        F. Less Estimated 1035 Exchange or Transfer ...............|                                         |F.   |($           ) |
           (Complete necessary exchange or transfer paperwork.)    |                                         |     |               |
                                                                   |                                         |---------------------|
     G. Cash with Application .....................................|                                         |G.   |$              |
                                                                   |                                         |     |               |
                                                                   |---------------------------------------------------------------|

GE Life and Annuity Assurance Company . 6610 West Broad Street . Richmond, VA 23230 . 804 281-6000
18087 8/2001 GE Life and Annuity Assurance Company      Page 2 of 4
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

                                                                                                       -----------------------------
Variable Annuity Application                                                                           Confirmation #
----------------------------
GE Life and Annuity Assurance Company                                                                  -----------------------------
                                                                                                       Please print using black ink.
====================================================================================================================================
10. Funding Options
    [_] Flexible Purchase Payment - Apply as follows:
        [_] Fully Fund                       OR                                [_] Partially Fund (Choose one option below.)
            . If actual 1035 exchange or transfer is greater than estimated        [_] Level amount until Annuity Commencement Date.
              amount, the Scheduled Installment and Guaranteed Minimum                 (If you have selected optional riders, this
              Income Payment will be increased proportionally.                         is the only Partial Funding option
            . If actual 1035 exchange or transfer is less than estimated               available.)
              amount: (Choose one)                                                 [_] Fund entire Scheduled Installment for as long
              [_] Fund entire Scheduled Installment for as long as it lasts.           as it lasts.
              [_] Decrease Scheduled Installment and Guaranteed Minimum            [_] Specific amount $____________________________
                  Income Payment proportionally                                    [_] Number of months_____________________________
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AND/OR - Required unless Fully Funded
[_] Future Scheduled Purchase Payment
    [_] Electronic Funds Transfer (EFT)             [_] Direct Billing                           [_] Other ___________________
        Bank Information Section must be completed.     Additional monthly fee applies.
====================================================================================================================================
11. Bank Information - Complete for Electronic Funds Transfer (Attach copy of voided check.)
Bank Name                                                            |Draft Date (Will be Contract date unless otherwise specified.)
                                                                     |
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Address

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City                                                     |State                |Zip Code           |Bank Telephone Number
                                                         |                     |                   |
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Type of Account [_] Checking Account          |Bank Account Number                        |Bank ABA or Routing Number
                [_] Savings Account           |                                           |
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I authorize and direct GE Life and Annuity Assurance Company (the Company), and any financial institution it uses, to initiate automatic fund transfers, or other forms of pre-authorized check withdrawals (debits) from my account at the financial institution listed above, and to initiate deposits (credits) if necessary for any withdrawals made in error. I acknowledge that the origination of the Automatic Payment Plan transactions to my account must comply with the provisions of U.S. law. This authority is to remain in full force and effect until the Company has received notification from me of its termination in such time and in such manner as to afford the Company reasonable opportunity to act on it.
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Signature of Account Holder                                                                              |Date
                                                                                                         |
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Fraud and Disclosure Statements
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ARIZONA RESIDENTS, PLEASE NOTE: RIGHT TO EXAMINE On written request, the Company will provide to the Contract Owner within a reasonable time, reasonable factual information regarding the benefits and provisions of this Contract. If for any reason the
Contract Owner is not satisfied, the Contract may be returned to the Company or producer within 20 days after delivery, and the
Contract Value will be returned.

ARKANSAS, COLORADO, DISTRICT OF COLUMBIA, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO AND PENNSYLVANIA RESIDENTS, PLEASE NOTE: Any
person who knowingly, and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

In Colorado, any insurance company, or agent of an insurance company, who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding, or attempting to defraud, the policyholder or claimant with regard to a settlement or award payable from insurance proceeds, shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

FLORIDA RESIDENTS: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

====================================================================================================================================
GE Life and Annuity Assurance Company . 6610 West Broad Street . Richmond, VA 23230 . 804 281-6000
18087 8/2001 GE Life and Annuity Assurance Company      Page 3 of 4
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                                                 -------------------------------
Variable Annuity Application                     Confirmation #
----------------------------
GE Life and Annuity Assurance Company            -------------------------------
                                                 Please print using black ink.
--------------------------------------------------------------------------------
Telephone Transaction Authorization
--------------------------------------------------------------------------------
By signing this application you authorize us to honor telephone requests for withdrawals or transfers. You agree that we will not be liable for any loss, liability, cost or expense when we follow the telephone instructions we receive.
If we later determine that you did not make a telephone request, or the request was made without your approval, you will bear any loss that resulted from such unauthorized transaction.

We will employ reasonable procedures to confirm that instructions we receive are genuine. These may include, among others:

     . requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions, . confirming the telephone transaction in writing to you or a third party you authorized, and/or
     . tape recording telephone instructions.

Check here [_] if you do not want the privilege of requesting withdrawals or transfers by telephone. We reserve the right to limit telephone transactions. If we do not follow reasonable procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
--------------------------------------------------------------------------------
Owner Signature(s) and Authorization - PLEASE READ CAREFULLY
--------------------------------------------------------------------------------
All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the contract. I/we agree to all terms and conditions as shown. I/we agree that no one, except the President, or a Vice President of the Company can make or change any annuity. Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

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
                                                                                                                            Yes   No
1.  Will the proposed annuity replace any existing annuity or insurance contract?........................................   [_]  [_]
    If yes, submit completed replacement form, where required.
2.  Have you received, and do you understand, the prospectuses for this annuity?.........................................   [_]  [_]
3.  Do you understand that the account value may increase or decrease depending on the investment return of the
    Investment Subaccount?...............................................................................................   [_]  [_]
4.  Do you understand that all Scheduled Installments must be made in a timely manner and all withdrawals from the
    Subaccount must be repaid with interest within one year of withdrawal in order for your Guaranteed Minimum Income
    Payment to remain in effect?.........................................................................................   [_]  [_]
5.  Do you believe this contract will meet your insurance needs and financial objectives?................................   [_]  [_]
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I/we further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY
THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SUBACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT
OF PROSPECTUSES FOR THIS ANNUITY.

Under penalties of perjury, I certify that: 1: The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and 2: I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and 3. I am a U.S. person (including a U.S. resident alien). You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

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====================================================================================================================================
Signature of Individual                                                 | Date (mm-dd-yyyy)
Annuitant
------------------------------------------------------------------------------------------------------------------------------------
Signature of Individual                                                 | Date (mm-dd-yyyy)
Joint Annuitant
------------------------------------------------------------------------------------------------------------------------------------
Signature and Title of                                                  | Date (mm-dd-yyyy)
Non-natural Owner
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State in Which Application Signed                         | State of Contract Delivery

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Representative(s) Information and Signature(s)
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
Do you have reason to believe that the proposed annuity will replace any existing annuity or insurance contract?     [_] Yes  [_] No
If yes, submit completed replacement form, where required. By signing, you certify that you have witnessed the above signature(s)
and that all information contained in this application is true to the best of your knowledge and belief.

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Representative Name                                             | Representative Name

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Social Security No. or Tax ID                                   | Social Security No. or Tax ID
(FL - License ID No.)                                           | (FL - License ID No.)
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Broker/Dealer Name               |  Commission                  | Broker/Dealer Name           |  Commission
Branch #                         |  Split %                     | Branch #                     |  Split %
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Address                                                         | Address

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City                             | State       | Zip Code       | City                                | State       | Zip Code

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Telephone No.                                                   | Telephone No.
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Representative Signature                                        | Representative Signature

====================================================================================================================================
GE Life and Annuity Assurance Company . 6610 West Broad Street . Richmond, VA 23230 . 804 281-6000
18087 8/2001 GE Life and Annuity Assurance Company           Page 4 of 4
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